                    Kemper Global Income Fund Class I Shares


Average Annual Total Returns*
For periods ended December 31, 1996


                                                    1-year       Life of Class
                                                    ------       -------------
Kemper Global Income Fund Class I Shares             5.81%          5.63%
                                                               (since 11/22/95)


Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

Growth of an assumed $10,000 investment in Kemper Global Income Fund Class I Shares from 11/22/95 through 12/31/96

                                                    November 22         June 30,      December 31,
                                                       1995               1996           1996
                                                    -----------         --------      ------------
Kemper Global Income Fund Class I Shares *            10,000             9,950           10,627
Salomon Brothers World Gov't Bond Index **            10,000             9,955           10,471
Consumer Price Index ***                              10,000            10,202           10,326


* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. Performance of share classes will vary because of differences in sales charges and fees paid by shareholders investing in different share classes. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.

** The Salomon Brothers World Government Bond Index is an unmanaged index on a U.S. dollar total return basis with all dividends reinvested and is comprised of government bonds from 14 countries. The minimum maturity is one year. Source is Lipper Analytical Services, Inc.

*** The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

                                     (over)

Dividend and Yield Review
The following table shows per share dividend and yield information for the fund as of December 31, 1996.



One-Year Income:                       $0.6100

December Dividend:                     $0.0533

Annualized Distribution Rate+:          7.16%

SEC Yield+:                             4.66%


+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 1996. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended December 31, 1996 shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with the standardized method perscribed by the Securities and Exchange Commission.


















Investment Manager
Zurich Kemper Investments, Inc.

Principal Underwriter
Kemper Distributors, Inc.



This report is not to be distrubuted unless preceded or accompanied by a Kemper Global Income Fund prospectus and the 1996 Annual Report for Kemper Global Income Fund.

KEMPER
GLOBAL INCOME FUND

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1996

Seeks high current income consistent with prudent total return asset management by investing primarily in investment grade foreign and domestic fixed income securities.

                    " . . .    We stuck with our long-term
                       approach and remained committed
                     to . . . bonds with very high credit
                                  quality ."



                                                           [KEMPER FUND LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
9
Market Performance
Country Concentrations
10
Portfolio Statistics
11
Portfolio of
Investments
13
Report of
Independent Auditors
14
Financial Statements
16
Notes to
Financial Statements
21
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER GLOBAL INCOME FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1996
(UNADJUSTED FOR ANY SALES CHARGE)

                                 [BAR GRAPH]


--------------------------------------------------------------------------------

CLASS A                     5.87%
CLASS B                     5.11%
CLASS C                     5.31%
LIPPER GENERAL WORLD
  INCOME FUNDS
  CATEGORY AVERAGE*        10.40%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                               AS OF      AS OF
                              12/31/96   12/31/95
--------------------------------------------------------------------------------
KEMPER GLOBAL INCOME FUND
CLASS A                        $8.97      $9.05
--------------------------------------------------------------------------------

KEMPER GLOBAL INCOME FUND
CLASS B                        $9.00      $9.09
--------------------------------------------------------------------------------

KEMPER GLOBAL INCOME FUND
CLASS C                        $9.02      $9.09
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

--------------------------------------------------------------------------------
KEMPER GLOBAL INCOME
FUND RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GENERAL WORLD INCOME FUNDS CATEGORY

                        CLASS A          CLASS B            CLASS C
--------------------------------------------------------------------------------
       1-YEAR          #94 OF 131 FUNDS  #108 OF 131 FUNDS  #105 OF 131 FUNDS
--------------------------------------------------------------------------------
       5-YEAR          #25 OF 38 FUNDS    N/A                N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF DECEMBER 31, 1996.

                       A SHARES   B SHARES   C SHARES
--------------------------------------------------------------------------------
1 YEAR INCOME:          $0.5800    $0.5300    $0.5300
--------------------------------------------------------------------------------

DECEMBER DIVIDENDS:     $0.0500    $0.0454    $0.0448
--------------------------------------------------------------------------------

ANNUALIZED
DISTRIBUTION RATE+:       6.69%      6.05%      5.96%
--------------------------------------------------------------------------------

SEC YIELD+:               4.49%      4.04%      4.12%
--------------------------------------------------------------------------------

+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 1996. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended December 31, 1996 shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

TERMS TO KNOW

CURRENCY RISK The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated. Conversely, the U.S. dollar value of a foreign security tends to increase when the value of the U.S. dollar falls against the currency.

DURATION A measure of the interest rate sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

EMERGING MARKETS A developing or emerging country that is in the initial stages of its industrial cycle. Developing or "emerging" markets involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems that may be less stable.

RECESSION A downturn in economic activity defined by many economists as at least two consecutive quarters of decline in a country's Gross Domestic Product (GDP).

YIELD RATE The return on a bond that takes into account the total of annual interest payments, the purchase price, the redemption value, and the amount of time remaining until maturity.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we progress through the first quarter of 1997, the fundamentals of the economy are remarkably similar to what they were one year ago. Long-term interest rates are in the same 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and last year is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                       NOW (1/31/97)            6 MONTHS AGO      1 YEAR AGO       2 YEARS AGO
      10-YEAR TREASURY RATE(1)            6.58                   6.64              5.81             7.47
      PRIME RATE(2)                       8.25                   8.25              8.25             9.00
      INFLATION RATE(3)*                  3.24                   2.95              2.72             2.87
      THE U.S. DOLLAR(4)                  4.59                   4.26              0.82            (5.54)
      CAPTIAL GOODS ORDERS(5)*            0.58                  15.00              4.72            21.53
      INDUSTRIAL PRODUCTION(5)*           4.32                   3.38              0.39             5.60
      EMPLOYMENT GROWTH(6)                2.50                   2.17              1.78             3.49

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of December 31, 1996.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

     With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

February 5, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[BEIMFORD PHOTO]

J. PATRICK BEIMFORD, JR. JOINED ZURICH KEMPER INVESTMENTS, INC. IN 1976 AND IS CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS AND PORTFOLIO CO-MANAGER OF KEMPER GLOBAL INCOME FUND. BEIMFORD RECEIVED A BACHELOR OF SCIENCE AND INDUSTRIAL MANAGEMENT DEGREE FROM PURDUE UNIVERSITY AND RECEIVED HIS M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[JOHNS PHOTO]

GORDON JOHNS JOINED ZURICH INVESTMENT MANAGEMENT LIMITED, A LONDON-BASED AFFILIATE OF ZURICH KEMPER INVESTMENTS, INC., IN 1988 AND IS PORTFOLIO CO-MANAGER OF KEMPER GLOBAL INCOME FUND. JOHNS GRADUATED WITH A B.A. IN LAW FROM BALLIOL COLLEGE, OXFORD.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

STRATEGIC POSITIONING IN SOLID MARKETS AND CAREFUL ATTENTION TO CURRENCY EXPOSURE HELPED KEMPER GLOBAL INCOME FUND OUTPERFORM ITS BENCHMARK INDEX. HOWEVER, THE FUND'S STANDING RELATIVE TO ITS PEER GROUP SUFFERED DUE, IN PART, TO A CAUTIOUS APPROACH TO COUNTRIES EXPECTED TO JOIN THE EUROPEAN MONETARY UNION IN 1999.

Q    HOW DID THE GLOBAL BOND MARKETS PERFORM AND WHAT EFFECT, IF ANY, DID THE
WEAK U.S. BOND MARKET PERFORMANCE HAVE ON WORLD MARKETS?

A    In general, it was a good year for international bond markets. We saw interest rates fall in most markets with Europe as a whole and Canada leading performance. The exception to this low interest rate trend was the U.S. where performance lagged throughout the year. U.S. bond markets suffered from increased interest rates fueled by continued stock mania and inflation jitters. Japan was another weak performer suffering from the troubles in the financial sector. This led to low short-term interest rates throughout the year. Although the Japanese economy was not in recession, it wasn't growing particularly fast.

     The U.S. market usually does have some effect on what is happening in the rest of the world, but in 1996, economies were not at all synchronized so local influences tended to dominate the markets. In the U.S., the big concern was whether interest rates were going to continue to increase and, if so, would the Federal Reserve Board (the Fed) decide to make an adjustment. In Europe, it was quite the opposite. The question was whether the lagging growth would lead to short-term rates being decreased. And in Japan, low short-term interest rates were maintained in an effort to somewhat protect the financial sector.

Q    CURRENCY RISK IS AN ISSUE FOR U.S.-BASED INVESTORS. HOW DID THE U.S. DOLLAR
STRENGTH AFFECT RETURNS?

A    Well, on the currency side, it was a mixed picture. The United Kingdom sterling was very strong throughout the year and outperformed the U.S. dollar, but the major European currencies (French franc, German mark) were weak. For the U.S.-based investor, the strength of the dollar hurt most foreign bond investments by diminishing strong local currency returns in the conversion to the U.S. dollar. The dollar-bloc currencies -- the Canadian, Australian and New Zealand dollar -- did perform better than some of the weaker international currencies because they were positively affected by the U.S. dollar strength. The Japanese yen was the weakest currency during the period, suffering from the low level of activity and very low interest rates.

PERFORMANCE UPDATE

Q    HOW DID KEMPER GLOBAL INCOME FUND PERFORM IN THIS MARKET RELATIVE TO ITS
BENCHMARK INDEX AND IN RELATION TO ITS PEERS?

A    Diversification outside the U.S. helped the fund's performance. The average return from the U.S. bond market was somewhat lower than foreign issues which was an obvious benefit to the globally diversified investor. However, as we mentioned, the strength of the U.S. dollar against a number of the international currencies worked against the global bond strength.

     Strategic positioning in solid markets and careful attention to currency exposure helped Kemper Global Income Fund outperform the Salomon Brothers World Government Bond Index* by nearly 2%, but our performance lagged behind our peer group. We were right to be positive about the dollar-bloc currencies. We were also right to have a lesser exposure to Japan and the Japanese yen. These decisions combined with a focus on the core markets of Europe helped us beat our benchmark.

     However, one area that hurt us relative to our peers was in convergence plays, that is being invested in those markets and currencies that may be members of the European Monetary Union (EMU) in 1999. These markets (Spain, Italy and Portugal) offered significantly higher yields than they might have if they were simply recognized by the market as another individual European country. We were not heavily exposed to these countries or currencies because we are not convinced they can, in fact, succeed in meeting the 1999 goal. However, the market clearly took a different view and, therefore, those markets did quite well. Going forward, it is going to be very difficult for them to repeat that performance. Between now and 1999, a lot can happen so we were and continue to be reluctant to place a significant emphasis on these markets based on the POSSIBILITY they will be early EMU participants.

*THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX THAT IS
 GENERALLY CONSIDERED REPRESENTATIVE OF WORLD GOVERNMENT BOND MARKETS. THIS INDEX SERVES AS A BENCHMARK TO WHICH WORLD INCOME BOND FUNDS COMPARE THEIR PERFORMANCE.

Q    WE HAVE DISCUSSED THE MARKETS YOU STAYED AWAY FROM DURING THE YEAR, BUT
WHICH DID YOU FAVOR?

A    With the exception of those mentioned, we were biased toward the European markets because they offered good value in a low short-term interest rate environment. We were also heavily committed throughout the year to the non-U.S. components of the dollar-bloc -- Australia, New Zealand and Canada -- where the markets were somewhat undervalued. Although we did not have a particularly heavy position in the U.S. treasury market, we did, nonetheless, have some hedges back to the U.S. dollar. At the end of the period, over half of the fund, in currency terms, was committed to dollar-bloc currencies.

Q    WHAT PROCESS DID YOU AND YOUR TEAM USE IN MAKING YOUR INVESTMENT DECISIONS
AND WHAT WAS THE AVERAGE DURATION OF HOLDINGS IN THE FUND?

A    We stuck with our long-term approach and remained committed to government and supranational bonds with very high credit quality. Over 80% of the fund throughout the year has been committed to government bonds and typically 90% or more of the fund has been AAA rated so our investments were very high quality. Throughout the year, we have had a neutral view on duration. This means we didn't have either a really positive or really negative view of the direction of rates. Therefore, our average duration was intermediate at just under five years.

Q    WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A    In general, we believe the bond markets are fairly valued. We don't expect
1997 to be a particularly exciting year -- there appears to be no reason for a big sell off and no reason for a big bull market. Diversification out of the U.S. market remains a strong investment decision for shareholders. The U.S. market is still worried about growth in the U.S. economy and the possibility of increases in short-term interest rates.

     That contrasts with the situation in Europe where the pressures are still more on short-term interest rates falling. So in much of the rest of the world, but

PERFORMANCE UPDATE

particularly in Europe, the general atmosphere for bond markets seems to be more favorable than it is in the U.S.

     As far as currencies are concerned, we still have a modestly positive view of the dollar-bloc currencies because we suspect the dollar-bloc dollar will do better than the U.S. dollar. In Europe there are one or two currencies we consider attractive such as the UK sterling and the Norwegian krone. The Japanese yen has been significantly overvalued against the dollar and we don't expect that to change early in the new year.

Q    WHAT ARE THE RISKS TO THIS OUTLOOK?

A    Well I think there are two big risks for the markets. One is growth turning out to be stronger than expected. This is a particular risk in the U.S. and in some of the dollar-bloc countries. If growth were surprisingly strong, short-term interest rates in the U.S. would increase and that could have a ripple effect on all global markets. A second risk to the markets is problems with the convergence towards EMU. If some incident affects these efforts in the next year, that could weaken the European markets that have benefited from this process. Further convergence of higher yielding markets toward the yield level of German bonds may lead to assertions that countries outside the core European markets will join EMU in January 1999. This looks less likely to happen with Germany continuing to have doubts as to the early admissibility of some countries. Accordingly, our asset allocation reflects this view.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
KEMPER GLOBAL INCOME FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR PERIODS ENDED DECEMBER 31, 1996 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                         LIFE OF
                                                       1-YEAR   5-YEAR    CLASS
--------------------------------------------------------------------------------------------------
KEMPER GLOBAL INCOME FUND CLASS A                       1.07%    5.23%    8.81%    (since 10/1/89)
--------------------------------------------------------------------------------------------------
KEMPER GLOBAL INCOME FUND CLASS B                       2.13      N/A     8.87     (since 5/31/94)
--------------------------------------------------------------------------------------------------
KEMPER GLOBAL INCOME FUND CLASS C                       5.31      N/A     9.98     (since 5/31/94)
--------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Global Income Fund Class A FROM 10/1/89 THROUGH 12/31/96
--------------------------------------------------------------------------------

                                                       10/1/89          12/31/90        12/31/92        12/31/94        12/31/96
------------------------------------------------------------------------------------------------------------------------------------
Kemper Global Income Fund Class A(1)                    10,000          12,281          13,388          14,541          18,450
Salomon Brothers World Government Bond Index+           10,000          11,532          14,094          16,340          20,155
Consumer Price Index++                                  10,000          10,704          11,352          11,976          12,688


                                  [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Global Income Fund Class B FROM 5/31/94 THROUGH 12/31/96
--------------------------------------------------------------------------------

                                                       5/31/94                         12/31/94                        12/31/96
------------------------------------------------------------------------------------------------------------------------------------
Kemper Global Income Fund Class B(1)                    10,000                          10,190                          12,462
Salomon Brothers World Government Bond Index+           10,000                          10,313                          12,721
Consumer Price Index++                                  10,000                          10,149                          10,753


                                  [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Global Income Fund
 Class C FROM 5/31/94 THROUGH 12/31/96
--------------------------------------------------------------------------------

                                                       5/31/94                         12/31/94                        12/31/96
------------------------------------------------------------------------------------------------------------------------------------
Kemper Global Income Fund Class C(1)                    10,000                          10,191                          12,795
Salomon Brothers World Government Bond Index+           10,000                          10,313                          12,721
Consumer Price Index++                                  10,000                          10,149                          10,753


Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of dividends and for Class A shares adjustment for the maximum sales charge of 4.50% and for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) as follows: 1-year, 3%; 5-year, 1%; since inception, 0%. The maximum CDSC is 4%. For C shares purchased on or after April 1, 1996 there is a 1% CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. In comparing the Kemper Global Income Fund to the two indices, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices. The special risk considerations associated with an investment in the fund, including risks related to foreign investments and to a non-diversified investment company, are discussed in the prospectus. Risks associated with foreign securities, including fluctuating exchange rates, government regulations and differences in liquidity, may affect your investment. As a non-diversified investment company, the fund may invest more than 5% of its assets in the securities of a particular foreign government.

+ The Salomon Brothers World Government Bond Index is an unmanaged index on a U.S. dollar total return basis with all dividends reinvested and is comprised of government bonds from 14 countries. The minimum maturity is one year. Source is Lipper Analytical Services, Inc.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

MARKET PERFORMANCE

WORLD BOND MARKET PERFORMANCE

THE TABLE BELOW PRESENTS THE ONE-YEAR RETURNS OF 20 GOVERNMENT BOND MARKETS TRACKED BY SALOMON BROTHERS FOR THE PERIOD ENDING DECEMBER 31, 1996, EXPRESSED IN U.S. DOLLAR TERMS. THIS INFORMATION IS HISTORICAL AND DOES NOT REFLECT FUTURE RETURNS OF THESE MARKETS.

                        [WORLD BOND MARKET BAR GRAPH]

Italy                                        27.19%
Australia                                    19.32%
United Kingdom                               18.39%
New Zealand                                  17.86%
Ireland                                      17.64%
Portugal                                     15.15%
Sweden                                       14.78%
Spain                                        13.88%
Canada                                       11.28%
Norway                                        7.31%
Finland                                       6.16%
France                                        5.31%
Denmark                                       3.80%
United States                                 2.73%
Belgium                                       2.64%
Austria                                       1.09%
Netherlands                                   0.16%
Germany                                      -0.35%
Japan                                        -6.45%
Switzerland                                  -9.98%


COUNTRY CONCENTRATIONS

GEOGRAPHIC COMPOSITION OF KEMPER GLOBAL INCOME FUND

BASED ON TOTAL NET ASSETS ON DECEMBER 31, 1996

                    [KEMPER GLOBAL INCOME FUND BAR GRAPH]

Australia                                       20%
United States                                   19%
United Kingdom                                  15%
Netherlands                                     13%
New Zealand                                      9%
Norway                                           7%
Japan                                            5%
Italy                                            4%
Canada                                           4%
Sweden                                           3%

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

-------------------------------------------------------------------------------
                                          ON 12/31/96              ON 12/31/95
-------------------------------------------------------------------------------
FOREIGN/U.S. GOVERNMENT SECURITIES             94%                      86%
-------------------------------------------------------------------------------
OTHER SECURITIES**                              5                       10
-------------------------------------------------------------------------------
CASH AND EQUIVALENTS                            1                        4
-------------------------------------------------------------------------------
                                              100%                     100%

                                        [PIE CHART]             [PIE CHART]
                                        ON 12/31/96             ON 12/31/95


 *Portfolio composition is subject to change.
**Includes supranational entities and corporates guaranteed by governments.

DURATION

------------------------------------------------------------------------------
                                          ON 12/31/96              ON 12/31/95
------------------------------------------------------------------------------
DURATION                                   6.5 YEARS                4.4 YEARS
------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

KEMPER GLOBAL INCOME FUND

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                      LOCAL CURRENCY         U.S. DOLLAR
            CURRENCY               ISSUER                                                PRINCIPAL              VALUE
-------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT OBLIGATIONS (93.9%) AND CORPORATE OBLIGATIONS (4.9%)
-------------------------------------------------------------------------------------------------------------------------------
AUSTRALIAN DOLLAR--19.7%           Commonwealth of Australia
                                     7.00%, 2000                                             6,500            $  5,217
                                     10.00%, 2006                                            1,700               1,581
                                   New South Wales Treasury Corp., 8.00%, 2001               7,800               6,434
                                   Queensland Treasury Corp., 8.00%, 2001                    7,600               6,272
                                   Treasury Corporation of Victoria, 8.25%, 2003             7,800               6,508
                                   --------------------------------------------------------------------------------------------
                                                                                                                26,012
-------------------------------------------------------------------------------------------------------------------------------
U.S. DOLLAR--19.0%                 U.S. Treasury Notes
                                     6.375%, 2000                                            5,500               5,553
                                     6.25%, 2003                                             4,500               4,496
                                     7.50%, 2005                                            14,000              14,976
                                   --------------------------------------------------------------------------------------------
                                                                                                                25,025
-------------------------------------------------------------------------------------------------------------------------------
BRITISH POUND--15.3%               United Kingdom
                                     10.50%, 1999                                            4,200               7,737
                                     6.75%, 2004                                             1,950               3,206
                                     9.00%, 2012                                             4,800               9,213
                                   --------------------------------------------------------------------------------------------
                                                                                                                20,156
-------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS                        Dutch State Loan
GUILDER--13.0%
                                     6.75%, 1998                                             7,500               4,572
                                     8.25%, 2002                                             8,000               5,351
                                     8.25%, 2007                                            10,500               7,214
                                   --------------------------------------------------------------------------------------------
                                                                                                                17,137
-------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND                        New Zealand Government
DOLLAR--8.9%
                                     6.50%, 2000                                             8,000               5,573
                                     8.00%, 2004                                             8,300               6,126
                                   --------------------------------------------------------------------------------------------
                                                                                                                11,699
-------------------------------------------------------------------------------------------------------------------------------
NORWEGIAN KRONE--7.0%              Kingdom of Norway
                                     9.00%, 1999                                            23,000               3,914
                                     9.50%, 2002                                             8,750               1,636
                                     5.75%, 2004                                            24,000               3,708
                                   --------------------------------------------------------------------------------------------
                                                                                                                 9,258
-------------------------------------------------------------------------------------------------------------------------------
JAPANESE YEN--4.9%                 Int'l. Bank for Recon. and Dev., 4.75%, 2004            370,000               3,707
                                   Interamerican Development Bank, 6.75%, 2001             260,000               2,694
                                   --------------------------------------------------------------------------------------------
                                                                                                                 6,401
-------------------------------------------------------------------------------------------------------------------------------
ITALIAN LIRA--4.1%                 Italian Treasury
                                     12.00%, 2001                                        4,750,000               3,727
                                     12.00%, 2002                                        2,000,000               1,605
                                   --------------------------------------------------------------------------------------------
                                                                                                                 5,332

PORTFOLIO OF INVESTMENTS


-------------------------------------------------------------------------------------------------------------------------
                                                                                       LOCAL CURRENCY         U.S. DOLLAR
            CURRENCY               ISSUER                                                 PRINCIPAL              VALUE
-------------------------------------------------------------------------------------------------------------------------
CANADIAN DOLLAR--4.0%              Government of Canada
                                     6.50%, 1999                                              2,500            $  1,912
                                     7.50%, 2001                                              1,900               1,510
                                     10.25%, 2014                                             1,900               1,866
                                   --------------------------------------------------------------------------------------
                                                                                                                  5,288
-------------------------------------------------------------------------------------------------------------------------
SWEDISH KRONER--2.9%               Kingdom of Sweden
                                     13.00%, 2001                                            12,000               2,263
                                     10.25%, 2003                                             9,000               1,601
                                   --------------------------------------------------------------------------------------
                                                                                                                  3,864
                                   --------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS--98.8%
                                   (Cost: $128,518)                                                             130,172
                                   --------------------------------------------------------------------------------------
                                   OTHER ASSETS LESS LIABILITIES--1.2%                                            1,589
                                   --------------------------------------------------------------------------------------
                                   NET ASSETS--100%                                                            $131,761
                                   --------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

The Fund is a non-diversified investment company and may invest a relatively high percentage of its assets in the obligations of a limited number of issuers.

Based on the cost of investments of $128,518,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $2,521,000, the gross unrealized depreciation was $867,000 and the net unrealized appreciation on investments was $1,654,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER GLOBAL INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Global Income Fund as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal periods since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Global Income Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1992, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          February 18, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $128,518)                                                $130,172
------------------------------------------------------------------------
Receivable for:
  Interest                                                         3,051
------------------------------------------------------------------------
  Investments sold                                                 7,859
------------------------------------------------------------------------
  Fund shares sold                                                    82
------------------------------------------------------------------------
    TOTAL ASSETS                                                 141,164
------------------------------------------------------------------------

------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Cash overdraft                                                       446
------------------------------------------------------------------------

Payable for:
  Investments purchased                                            8,373
------------------------------------------------------------------------
  Fund shares redeemed                                               246
------------------------------------------------------------------------
  Management fee                                                      83
------------------------------------------------------------------------
  Distribution services fee                                           29
------------------------------------------------------------------------
  Administrative services fee                                         24
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expense              167
------------------------------------------------------------------------
  Trustees' fees and other                                            35
------------------------------------------------------------------------
    Total liabilities                                              9,403
------------------------------------------------------------------------
NET ASSETS                                                      $131,761
------------------------------------------------------------------------

------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $178,864
------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                            (48,553)
------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currencies                                  1,450
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $131,761
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($86,240,000 / 9,616,000 shares outstanding)                     $8.97
------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  4.71% of net asset value or 4.50% of offering price)             $9.39
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge)
  per share ($44,678,000 / 4,965,000 shares outstanding)           $9.00
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge)
  per share ($821,000 / 91,000 shares outstanding)                 $9.02
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($22,100 / 2,500 shares outstanding)                             $8.93
------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

-----------------------------------------------------------------------
NET INVESTMENT INCOME
 Interest income                                                $10,145
-----------------------------------------------------------------------
 Expenses:
  Management fee                                                  1,050
-----------------------------------------------------------------------
  Distribution services fee                                         351
-----------------------------------------------------------------------
  Administrative services fee                                       287
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            555
-----------------------------------------------------------------------
  Professional fees                                                  58
-----------------------------------------------------------------------
  Reports to shareholders                                            33
-----------------------------------------------------------------------
  Trustees' fees and other                                           49
-----------------------------------------------------------------------
    Total expenses                                                2,383
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             7,762
-----------------------------------------------------------------------

-----------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------

 Net realized gain on sales of investments and foreign
 currency transactions                                            2,418
-----------------------------------------------------------------------
 Change in net unrealized appreciation on investments and
 assets and liabilities in foreign currencies                    (3,104)
-----------------------------------------------------------------------
Net loss on investments                                            (686)
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 7,076
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                               YEAR ENDED DECEMBER 31,
                                                                1996              1995
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
 Net investment income                                        $  7,762            10,293
----------------------------------------------------------------------------------------
 Net realized gain                                               2,418            14,530
----------------------------------------------------------------------------------------
 Change in net unrealized appreciation/depreciation             (3,104)            5,108
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations             7,076            29,931
----------------------------------------------------------------------------------------
Net equalization credits                                            38                24
----------------------------------------------------------------------------------------
Distribution from net investment income                         (8,878)          (19,283)
----------------------------------------------------------------------------------------
Net decrease from capital share transactions                   (19,434)          (28,413)
----------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                   (21,198)          (17,741)
----------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------
Beginning of year                                              152,959           170,700
----------------------------------------------------------------------------------------
END OF YEAR
(including undistributed net investment
income of $460 in 1995)                                       $131,761           152,959
----------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Global Income Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares, which are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded.
                             Securities not so traded are valued at the last current bid quotation if market quotations are available. Financial futures and exchange traded options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates

NOTES TO FINANCIAL STATEMENTS

                             with net realized and unrealized gain or loss from investments and foreign currency transactions.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each share class by dividing the attributable net assets by the number of outstanding shares of each class. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the Fund's foreign securities.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 1996, amounting to approximately $47,031,000, is available to offset future taxable gains. However, of this amount, the availability of approximately $28,000,000 obtained through prior fund acquisitions is limited to $7,000,000 per year from 1998 through 2001. If not applied, the loss total carryover expires during the period 1999 through 2002.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,050,000 for the year ended December 31, 1996.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                     COMMISSIONS
                                                                                                    ALLOWED BY KDI
                                                                          COMMISSIONS    ---------------------------------
                                                                        RETAINED BY KDI  TO ALL FIRMS        TO AFFILIATES
                                                                        ---------------  ------------        -------------
                                          Year ended December 31, 1996     $31,000         72,000               1,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and CDSC received in connection with the redemption of such shares are as follows:

                                                                                                      COMMISSIONS AND
                                                                                                     DISTRIBUTION FEES
                                                                        DISTRIBUTION FEE                PAID BY KDI
                                                                            AND CDSC         ---------------------------------
                                                                        RECEIVED BY KDI      TO ALL FIRMS        TO AFFILIATES
                                                                        ----------------     ------------        -------------
                                          Year ended December 31, 1996      $435,000            181,000              1,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                                    ASF PAID BY KDI
                                                                         ASF PAID BY       ---------------------------------
                                                                       THE FUND TO KDI     TO ALL FIRMS        TO AFFILIATES
                                                                       ---------------     ------------        -------------
                                          Year ended December 31, 1996     $287,000           291,000             12,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $264,000 for the year ended December 31, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended December 31, 1996, the Fund made no direct payments to its officers and incurred trustees' fees of $17,000 to independent trustees.

[BNOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended December 31, 1996, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $375,031

                             Proceeds from sales                         392,082

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                                     YEAR ENDED DECEMBER 31,
                                                                                1996                        1995
                                                                        ---------------------       ---------------------
                                                                        SHARES        AMOUNT        SHARES        AMOUNT
                                          -------------------------------------------------------------------------------
                                          SHARES SOLD
                                          Class A                       1,139       $ 10,056        1,126       $ 10,635
                                          -------------------------------------------------------------------------------
                                          Class B                       1,004          9,060          934          8,823
                                          -------------------------------------------------------------------------------
                                          Class C                         138          1,223           42            393
                                          -------------------------------------------------------------------------------
                                          Class I                           1              8            3             27
                                          -------------------------------------------------------------------------------
                                          SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                          Class A                         459          4,021          945          8,702
                                          -------------------------------------------------------------------------------
                                          Class B                         210          1,846          418          3,856
                                          -------------------------------------------------------------------------------
                                          Class C                           3             28            2             22
                                          -------------------------------------------------------------------------------
                                          SHARES REDEEMED
                                          Class A                      (3,428)       (30,237)      (4,728)       (43,893)
                                          -------------------------------------------------------------------------------
                                          Class B                      (1,650)       (14,736)      (1,801)       (16,796)
                                          -------------------------------------------------------------------------------
                                          Class C                         (78)          (692)         (19)          (182)
                                          -------------------------------------------------------------------------------
                                          Class I                          (1)           (11)          --             --
                                          -------------------------------------------------------------------------------
                                          CONVERSION OF SHARES
                                          Class A                          67            612          106            999
                                          -------------------------------------------------------------------------------
                                          Class B                         (69)          (612)        (105)          (999)
                                          -------------------------------------------------------------------------------
                                          NET DECREASE
                                          FROM CAPITAL SHARE
                                          TRANSACTIONS                              $(19,434)                   $(28,413)
                                          -------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to help protect itself against a decline
                             in the value of particular foreign currencies against the U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars as described below. The
                             Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain (loss) on these contracts is reflected in the accompanying financial statements.
                             The Fund also bears the credit risk if the counterparty fails to perform under the contract.
                             At December 31, 1996, the Fund's outstanding forward foreign currency contracts are as follows
                             (in thousands):

                                   FOREIGN CURRENCY        CONTRACT AMOUNT   SETTLEMENT    UNREALIZED
                                    TO BE DELIVERED        IN U.S. DOLLARS      DATE       GAIN (LOSS)
                              ------------------------------------------------------------------------
                              30,060  Australian Dollars       $23,820       March '97        $ (36)
                              ------------------------------------------------------------------------
                               1,606  British Pounds             2,566       January '97       (181)
                              ------------------------------------------------------------------------
                               3,800  New Zealand Dollars        2,675       March '97            2
                              ------------------------------------------------------------------------
                                      NET UNREALIZED GAIN (LOSS)                              $(215)
                              ------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                              ----------------------------------------------------------
                                                                       CLASS A
                                              ----------------------------------------------------------
                                                                         SIX MONTHS
                                                                            ENDED        YEAR ENDED
                                              YEAR ENDED DECEMBER 31,    DECEMBER 31,     JUNE 30,
                                               1996     1995     1994        1993       1993   1992
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $9.05     8.55     9.29       9.21       9.44    9.26
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .52      .61      .60        .27       .72      .76
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       (.02)    1.05     (.74)       .16       (.17)    .22
--------------------------------------------------------------------------------------------------------
Total from investment operations                 .50     1.66     (.14)       .43       .55      .98
--------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .58     1.16      .38         --       .72      .73
--------------------------------------------------------------------------------------------------------
  Distribution from net realized gain             --       --       --        .11       .06      .07
--------------------------------------------------------------------------------------------------------
  Tax return of capital distribution              --       --      .22        .24        --       --
--------------------------------------------------------------------------------------------------------
Total dividends                                  .58     1.16      .60        .35       .78      .80
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $8.97     9.05     8.55       9.29       9.21    9.44
--------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   5.87%   19.89    (1.47)      4.73       6.16   10.77
--------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------
Expenses                                        1.48%    1.34     1.53       1.29       1.52    1.53
--------------------------------------------------------------------------------------------------------
Net investment income                           5.77%    6.43     6.67       5.75       7.87    8.32
--------------------------------------------------------------------------------------------------------

                                              -----------------------------------------------
                                                                CLASS B
                                              -----------------------------------------------
                                                                             MAY 31
                                                                               TO
                                              YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                 1996         1995            1994
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period               $9.09         8.56         8.70
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              .46          .56          .30
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           (.02)        1.05         (.14)
---------------------------------------------------------------------------------------------
Total from investment operations                     .44         1.61          .16
---------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income            .53         1.08          .19
---------------------------------------------------------------------------------------------
  Tax return of capital distribution                  --           --          .11
---------------------------------------------------------------------------------------------
Total dividends                                      .53         1.08          .30
---------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.00         9.09         8.56
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       5.11%       19.21         1.89
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                            2.14%        1.98         2.27
---------------------------------------------------------------------------------------------
Net investment income                               5.11%        5.79         5.89
---------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                              ------------------------------  ------------------------------
                                                        CLASS C                          CLASS I
                                              ------------------------------  ------------------------------
                                                                 MAY 31                        NOVEMBER 22
                                               YEAR ENDED          TO           YEAR ENDED         TO
                                              DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                              1996    1995        1994             1996           1995
----------------------------------------------------------------------------  ------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------  ------------------------------
Net asset value, beginning of period          $9.09    8.56       8.70               9.05           9.57
----------------------------------------------------------------------------  ------------------------------
Income from investment operations:
  Net investment income                         .48     .57        .30                .51            .07
----------------------------------------------------------------------------  ------------------------------
  Net realized and unrealized gain (loss)      (.02)   1.05       (.14)             (.02)          (.03)
----------------------------------------------------------------------------  ------------------------------
Total from investment operations                .46    1.62        .16                .49            .04
----------------------------------------------------------------------------  ------------------------------
Less dividends:
  Distribution from net investment income       .53    1.09        .19                .61            .56
----------------------------------------------------------------------------  ------------------------------
  Tax return of capital distribution             --      --        .11                 --             --
----------------------------------------------------------------------------  ------------------------------
Total dividends                                 .53    1.09        .30                .61            .56
----------------------------------------------------------------------------  ------------------------------
Net asset value, end of period                $9.02    9.09       8.56               8.93           9.05
----------------------------------------------------------------------------  ------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  5.31%  19.26       1.91               5.81            .43
----------------------------------------------------------------------------  ------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------  ------------------------------
Expenses                                       2.06%   2.06       2.23               1.53            .88
----------------------------------------------------------------------------  ------------------------------
Net investment income                          5.19%   5.71       5.93               5.72           6.40
----------------------------------------------------------------------------  ------------------------------

---------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------------------------
                                                                             SIX MONTHS
                                                                               ENDED          YEAR ENDED
                                                 YEAR ENDED DECEMBER 31,     DECEMBER 31,       JUNE 30,
                                                1996      1995      1994        1993        1993      1992
---------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)      $131,761   152,959   170,700      83,021      78,068   71,790
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)               276%      220       378         484         372      292
---------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Per share data for 1996 was determined based on average shares outstanding during the period.

NOTES

TRUSTEES & OFFICERS

TRUSTEES                       OFFICERS

STEPHEN B. TIMBERS             J. PATRICK BEIMFORD, JR.
President and Trustee          Vice President

DAVID W. BELIN                 CHARLES R. MANZONI, JR.
Trustee                        Vice President

LEWIS A. BURNHAM               JOHN E. NEAL
Trustee                        Vice President

DONALD L. DUNAWAY              PHILIP J. COLLORA
Trustee                        Vice President
                               and Secretary

ROBERT B. HOFFMAN              JEROME DUFFY
Trustee                        Treasurer

DONALD R. JONES                ELIZABETH C. WERTH
Trustee                        Assistant Secretary

DOMINIQUE P. MORAX
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee


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                                  Chicago, IL 60601

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FOREIGN CUSTODIAN                 THE CHASE MANHATTAN BANK
                                  Chase Metro Tech Center
                                  Brooklyn, NY 11245

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS              ERNST & YOUNG LLP
                                  233 South Wacker Drive
                                  Chicago, IL 60606

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PRINCIPAL UNDERWRITER             KEMPER DISTRIBUTORS, INC.
                                  222 Riverside Plaza  Chicago, IL 60606
                                  http://www.kemper.com

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